                                                                    EXHIBIT 1(e)


                                                                  EXECUTION COPY



                           FIRST CHICAGO CORPORATION


                             Underwriting Agreement
                             ----------------------


                                                              New York, New York


To the Representatives named in Schedule I hereto of the Underwriters named in
  Schedule II hereto


Dear Sirs:

     First Chicago Corporation, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), (1) the principal amount of its debt securities, if any, identified in Schedule I hereto (the "Debt Securities"), to be issued under an indenture (the "Indenture") dated as of May 1, 1990, as amended by the First Supplemental Indenture, dated as of February 1, 1994, between the Company and Norwest Bank Minnesota, National Association, as trustee (the "Trustee"), and/or (2) the warrants, if any, indicated in Schedule I hereto (the "Warrants") to purchase the aggregate principal amount listed in Schedule I hereto of the debt securities listed in
Schedule I hereto (the "Warrant Securities"), to be issued pursuant to the Warrant Agreement listed in Schedule I hereto (the "Warrant Agreement") between the Company and the Warrant Agent listed in Schedule I hereto (the "Warrant Agent") and/or (3) the foreign currency warrants, if any, indicated in Schedule
I hereto (the "Currency Warrants") described in Schedule I hereto to be issued pursuant to the Currency Warrant Agreement listed in Schedule I hereto (the "Currency Warrant Agreement") between the Company and the Currency Warrant Agent listed in Schedule I hereto (the "Currency Warrant Agent") and/or (4) the stock-index warrants, if any, indicated in Schedule I hereto (the "Stock-Index Warrants") described in Schedule I hereto to be issued pursuant to the Stock-Index Warrant Agreement listed in Schedule I hereto (the "Stock-Index Warrant Agreement") between the Company and the Stock-Index Warrant Agent listed in
Schedule I hereto (the "Stock-Index Warrant Agent") and/or (5) the common stock warrants, if any, indicated in Schedule I hereto (the "Common Stock Warrants") described in Schedule I hereto to be issued
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                                                                               2


pursuant to the Common Stock Warrant Agreement listed in Schedule I hereto (the "Common Stock Warrant Agreement") between the Company and the Common Stock Warrant Agent listed in Schedule I hereto (the "Common Stock Warrant Agent"). The Company also proposes to grant to the Underwriters an option to purchase up to such additional number of Debt Securities, if any, as is specified in
Schedule I hereto (the "Option Securities") to cover over-allotments. The Debt Securities, if any, the Option Securities, if any, the Warrants, if any, the Warrant Securities, if any, the Currency Warrants, if any, the Stock-Index Warrants, if any, and the Common Stock Warrants, if any, are hereinafter referred to as the "Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     1.  Representations and Warranties.  The Company represents and warrants
         -------------------------------
to, and agrees with, each Under-writer as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

          (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

               (i) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registra-tion statement, as so amended, has become effec-tive.
          The offering of the Securities is a Delayed Offering and, accordingly, it is not necessary that any further information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus be included in an amendment to such registration statement prior to the
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                                                                               3

          Effective Date. The Company will next file with the Commission pursuant to Rules 415 and 424(b)(2) or (5) a final supplement to the form of prospec-tus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supple-ment shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Pro-spectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

               (ii) The Company meets the requirements for the use of Form S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospec-tus, for registration under the Act of the offer-ing and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4), or (y) prior to the effective-ness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effec-tive Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supple-ment or such amendment and form of final prospec-tus supplement shall contain all Rule 430A Infor-mation, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the
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                                                                               4

          Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execu-tion Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

          (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospec-tus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act of 1939 (the "Trust Inden-ture Act") and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a mater-ial fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the
                                                 --------  -------
     Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration

     Statement or the Final Prospectus (or any supplement thereto).

          (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "the Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Regis-tration Statement at the Effective Date.
     "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorpo-rated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A. "Rule 415", "Rule 424", "Rule 430A" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means informa-tion with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which
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                                                                               6

     were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Regis-tration Statement, the Basic Prospectus, any Prelimi-nary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the secu-rities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration state-ment at the effective date thereof with respect to the securities so offered. Whether the offering of the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

          (d) The statements contained in the certificates delivered by the Company and First Capital Corporation of Chicago ("FCC"), and attached to the opinions of Kirkland & Ellis, special counsel for the Company, dated January 31, 1994, and the Closing Date, are true and correct.

          (e) The Company is not aware, without having made any independent investigation, of any material misstatements or material omissions contained in the registration statements, periodic reports and other documents which have been filed by NEXTEL under the Act and the Exchange Act.

          2.  Purchase and Sale.  (a) Subject to the terms and conditions and in
              ------------------
reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount of the Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Securities pursuant to delayed delivery arrangements, the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

          If so provided in Schedule I hereto, the Under-writers are authorized to solicit offers to purchase Sec-urities from the Company pursuant to delayed delivery con-tracts ("Delayed Delivery Contracts"), substantially in the form of
Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in
Schedule I hereto of the principal amount of the Securities for which Delayed Delivery Con-tracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Sec-urities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the
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                                                                               8

Company in writing; provided, however, that the total prin-cipal amount of
                    --------  -------
Securities to be purchased by all Under-writers shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

          (b) Subject to the terms and conditions herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, the Option Securities at the same purchase price for each of the Option Securities as the Underwriters shall pay for each of the Underwriters' Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwriters' Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the Option Securities, and payment therefore, shall be made as provided in Section 3 hereof. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwriters' Securities, subject to such adjustments as you in you absolute discretion shall make to eliminate any fractional Debt Securities.

          3.  Delivery and Payment.  Delivery of and payment for the
              ---------------------
Underwriters' Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at the office, on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks payable in Federal (same-day) funds, or by wire transfer in Federal (same-day) funds or by same-day transfer of funds on the books of the First National Bank of Chicago. Delivery of the Underwriters' Securities and the Option Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date. The Currency Warrants, the Stock-Index Warrants and the Common Stock Warrants shall be issued as provided in their respective Warrant Agreements.

          The Company agrees to have the Securities (other than the Currency Warrants, the Stock-Index Warrants and the Common Stock Warrants, if any) available for inspection, checking and packaging by the representatives in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

          If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representatives, on the date specified by the Representatives (which shall be within three business days after exercise of said option), certificates for the Option Securities registered in such names and in such denominations as the Representatives shall have requested against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks payable in Federal (same-day) funds, by wire transfer in Federal (same-day) funds or by same-day transfer of funds on the books of The First National Bank of Chicago. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 5 hereof.

          4.  Agreements.  The Company agrees with the several Underwriters
              -----------
that:

          (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supple-ment (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus (other than a supplement to the Basic Prospectus that relates to securities other than the Securities) unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly completed, and any supple-ment thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Repre-sentatives
     (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement relating to the Securities shall have become effective, (iv) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effective-ness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be neces-sary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of para-graph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance.

          (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives a consolidated earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

          (d) The Company will furnish to the Representa-tives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto), so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reason-ably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

          (e) The Company will arrange for the qualifica-tion of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors.

          (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or announce the offering of, any debt securities (if the Securities include Debt Securities or Warrants) or any currency warrants in the same currencies as the Cur-rency Warrants (if the Securities include Currency Warrants) covered by the Registration Statement or any other registration statement filed under the Act.

          (g) The Company confirms as of the date hereof that it is in compliance with all provisions of Section

     1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of
                                           --------------------------------
     doing Business with Cuba, and the Company further agrees that if it
     -------------------------
     commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

          (h) During the period of 90 days after the Execution Date, neither the Company nor any of its affiliates (including FCC) will offer for sale, sell or otherwise dispose of any shares of NEXTEL Common Stock or any securities convertible into or exchangeable for, or warrants to acquire, NEXTEL Common Stock except (i) in connection with exchanges of the Securities for shares of NEXTEL Common Stock in accordance with the terms of the Indenture, (ii) in connection with the offer and sale of shares of NEXTEL Common Stock in certain transactions exempt from registration under the Securities Act or (iii) to an affiliate of the Company if such affiliate shall have executed an appropriate document in form and substance satisfactory to the Representatives to the effect that such affiliate will be subject to the same restrictions as are imposed upon the Company pursuant to this subsection (h), without the prior written consent of the Representatives.

          (i) At maturity (including as a result of acceleration or otherwise) of the Securities, if the Company chooses to deliver to the holders of the Securities shares of NEXTEL Common Stock rather than cash in an amount equal to the value of such shares of NEXTEL Common Stock, the shares of NEXTEL Common Stock which are delivered by the Company to the holders of the Securities shall be free of any transfer restrictions (other than such as are solely attributable to any holder's status as an affiliate of NEXTEL).

          5.  Conditions to the Obligations of the Under-writers.  The
              ---------------------------------------------------
obligations of the Underwriters to purchase the Underwriters' Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

          (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Final Prospectus, or any sup-plement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) The Company shall have furnished to the Representatives the opinion of Sherman I. Goldberg, Esq., Executive Vice President, Secretary and General Counsel of the Company, dated the Closing Date, to the effect that:

               (i) each of the Company and The First National Bank of Chicago (the "Bank"), American National Corporation and FCC National Bank and each other subsidiary of the Company with assets having a book value equal to or greater than 5% of the total book value of all assets of the Company as of the date of its most recent financial state-ments contained in a report filed with the Com- mission pursuant to the Exchange Act (collec-tively, the "Subsidiaries") has been duly incor-porated or organized and is validly existing as a corporation or national banking association, as the case may be, in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and the Company is duly organized as a bank holding company under the Bank Holding Company Act of 1956, as amended;

               (ii) all the outstanding shares of capital stock of the Subsidiaries have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. (S) 55) non-assessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Bank are owned by the Company either directly or through wholly owned subsidi-aries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

               (iii) the Company's authorized equity capitalization is as set forth or incorporated in the Final Prospectus; the Securities conform to the description thereof contained in the Final Prospectus; and, if the Securities are to be listed on any stock exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Securities with such stock exchange, as the case may be, and such counsel has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution (except that in the case of Currency Warrants, if any, Stock-Index Warrants, if any, or Common Stock Warrants, if any, the opinion shall state the Currency Warrants, Stock-Index Warrants or Common Stock Warrants have been approved for listing subject to official notice of issuance);

               (iv) the Indenture has been duly authorized, executed and delivered, has been duly qualified under the Trust Indenture Act, and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect); and the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities and the Option Securities, as the case may be, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Indenture;

               (v) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a char-acter required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorpo-rated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company fairly summarize such matters as of the date thereof;

               (vi) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effec- tiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date and at the date of this Agreement, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus includes any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (vii) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

               (viii) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the trans-actions contemplated herein or in any Delayed Delivery Contracts or the delivery of shares of NEXTEL Common Stock upon the exchange of the Securities, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

               (ix) neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts, nor the delivery of shares of NEXTEL Common Stock upon the exchange of the Securities will conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of its sub-sidiaries of any court, regulatory body, adminis-trative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and

               (x) each of the Warrant Agreement, if any, the Currency Warrant Agreement, if any, the Stock-Index Warrant Agreement, if any, and the Common Stock Warrant Agreement, if any, has been duly authorized, executed and delivered, and consti-tutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insol-vency, moratorium or other laws affecting credi-tors' rights generally from time to time in effect); and the Warrants, if any, the Currency Warrants, if any, the Stock-Index Warrants, if any, and the Common Stock Warrants, if any, have been duly authorized and, when executed and authenticated in accordance with the provisions of the Warrant Agreement, the Currency Warrant Agreement, the Stock-Index Warrant Agreement or the Common Stock Warrant Agreement, as the case may be, and delivered to and paid for by the Underwriters pursuant to this Agreement, or by the purchasers thereof, pursuant to Delayed Delivery contracts, in the case of any Contract Securities, will constitute legal, valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement, the Currency Warrant Agreement, the Stock-Index Warrant Agreement or the Common Stock Warrant Agreement, as the case may be; and

               (xi) no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the United States, to the extent deemed proper and speci-fied in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and public officials.

          References to the Final Prospectus in this para-graph (b) include any supplements thereto at the Closing Date.

          (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, if any, the Warrant Agreement, if any, the Currency Warrant Agreement, if any, the Stock-Index Warrant Agreement, if any, the Common Stock Warrant Agreement, if any, the Delayed Delivery Contracts, if any, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

          (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board, the President, the Vice Chairman of the Board or the Treasurer and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any Supplement to the Final Prospectus and this Agreement and that:

               (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) no stop order suspending the effective-ness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

     (iii) since the date of the most recent financial statements included or incorporated in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

          (e) At the Closing Date, Arthur Andersen & Co., certified public accountants, shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) in their opinion the audited financial statements and financial statement schedules and pro forma financial statements, if any, included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) on the basis of a reading of the amounts included or incorporated in the Registration Statement and the Final Prospectus in response to Item 301 of Regulation S-K and of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examina-tion in accordance with generally accepted audit-ing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive committees of the Company and the Bank; and inquiries of certain officials of the Company who have responsibility for finan-cial and accounting matters of the Company and its subsidiaries as to transactions and events sub-sequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                    (1) the amounts in the unaudited "Summary Consolidated
               Financial Data", if any, included in the Final Prospectus, and the amounts in the "Selected Financial Data" included or incorporated in the Registration Statement and the Final Prospectus, do not agree with the corresponding amounts in the audited financial statements from which such amounts were derived;

                    (2) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; and said unaudited financial statements are not in conformity with gener-ally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; or

                    (3) with respect to the period subse-quent to the date of
               the most recent finan-cial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the capital stock or long-term debt (other than scheduled repayments of such debt or changes resulting from foreign currency translation rate fluctuations) or any decrease in total capital of the Company, the Company and its subsidiaries or the Bank, as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corre-sponding period in the preceding year in net interest income or income before income taxes of the Company and its subsidiaries, net interest income or income before income taxes of the Bank, or net income of the Company and its subsidiaries except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

                    (4) the amount included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus; and

               (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in
          Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in any of the Company's quarterly reports on Form 10-

          Q incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

               (iv) if pro forma financial statements are included or incorporated in the Registration Statement and the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified proce-dures, inquiries of certain officials of the Company and the acquired company who have respon-sibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

          References to the Final Prospectus in this para-graph (e) include any supplement thereto at the date of the letter.

          In addition, except as provided in Schedule I hereto, at the Execution Time, Arthur Anderson & Co. shall have furnished to the Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

          (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or
     (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries or of NEXTEL and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration State-ment (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

          (g) Subsequent to the Execution Time, there shall not have been any decrease in the ratings of any of the Company's or NEXTEL's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or any notice given of any intended or potential decrease in any such ratings or of a possible change in any such ratings that does not indicate the direction of the possible change.

          (h) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Repre-sentatives may reasonably request.

          (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          (j) The Representatives shall have received from Kirkland & Ellis, special counsel for the Company, an opinion, dated the Closing Date, in the form of Schedule IV hereto.

          If any of the conditions specified in this Sec-tion 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or else-where in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

          6.  Reimbursement of Underwriters' Expenses.  If the sale of the
              ----------------------------------------
Securities provided for herein is not con-summated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

          7.  Indemnification and Contribution.  (a)  The Company agrees to
              ---------------------------------
indemnify and hold harmless each Under-writer and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any failure to register the NEXTEL Common Stock under the Act in connection with the initial offering of the Securities or the exchange of the Securities for NEXTEL Common Stock pursuant to the terms of the Securities or (ii) any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and in each case agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the
                                               --------  -------
Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connec-tion with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospec-tus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indem-nify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Under-writer, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, under the heading "Underwriting" or "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writ-ing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party other-wise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indem-nifying party will be entitled to appoint counsel satisfac-tory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defen-dants in any such action include
        --------  -------
both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accord-ance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of paragraph (a) of this Section 7, representing the indemni-fied parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applica-ble, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraphs (a) or (b) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided,
                                                                     --------
however, that (y) in no case shall any Underwriter (except as may be provided in
- -------
any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Sec-tion 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registra-tion Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contri-bution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obliga-tion it or they may have hereunder or otherwise than under this paragraph (d).

          8.  Default by an Underwriter.  If any one or more Underwriters shall
              --------------------------
fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate
                    --------  -------
amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

          9.  Termination.  This Agreement shall be subject to termination in
              ------------
the absolute discretion of the Represen-tatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's common stock or preferred stock shall have been suspended by the Commission or the New York Stock Exchange, trading in NEXTEL Common Stock shall has been suspended by the Commission or the National Association of Securities Dealers Automated Quotation National Market System or trading in securities generally on the New York Stock Exchange or the National Association of Securities Dealers Automated Quotation National Market System shall have been suspended or limited or minimum prices shall have been established on either of such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State or Illinois State authorities or (iii) there shall have occurred any outbreak or escalation of hostili-ties, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representatives, impracticable to market the Securities.

          10.  Representations and Indemnities to Survive. The respective
               -------------------------------------------
agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

          11.  Notices.  All communications hereunder will be in writing and
               --------
effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or tele-graphed and confirmed to them, at the address specified in
Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at One First National Plaza, Suite 0460, Chicago, Illinois 60670, attention of the Treasurer.

          12.  Successors.  This Agreement will inure to the benefit of and be
               -----------
binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

          13.  Applicable Law.  This Agreement will be governed by and construed
               ---------------
in accordance with the laws of the State of New York.

          If the foregoing is in accordance with your under-standing of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                              Very truly yours,

                              FIRST CHICAGO CORPORATION

                              By:
                                ____________________________
                                Name:
                                Title:

The foregoing Agreement
is hereby confirmed and
accepted as of the date
specified in Schedule I
hereto.

SALOMON BROTHERS INC
MERRILL LYNCH & CO.

By:
     _________________________
     Authorized Representative

For themselves
and the other several
Underwriters, if any,
named in Schedule II
to the foregoing Agreement.

                                   SCHEDULE I



Underwriting Agreement dated:  February 8, 1994

Registration Statement No. 33-65904

Representatives:  Salomon Brothers Inc
                                 Seven World Trade Center
                                 New York, NY 10048

                                 Merrill Lynch & Co.
                                 World Financial Center
                                 North Tower
                                 New York, NY 10281

Title, Purchase Price and Description
  of the Debt Securities:

     Title:  5 1/2% Exchangeable Notes Due February 15, 1997
       (the "DECS")

     Principal amount:  6,500,000 DECS

     Purchase price (include accrued
       interest or amortization, if
       any):   $36.25 per DECS

     Interest payment dates:  Every February 15, May 15,
       August 15 and November 15, commencing May 15, 1994

     Type of Offering:  Delayed Offering

     Sinking fund provisions:  None

     Redemption provisions: The DECS are not subject to redemption prior to maturity

     Over-allotment option:  up to 975,000 DECS

     Other provisions:

       1.  The DECS will be listed on the New York Stock Exchange.

       2. At maturity (including as a result of acceleration or otherwise), the principal amount of each DECS will be mandatorily exchanged by the Company into a number of shares of NEXTEL Common Stock (or, at the Company's option, cash with an equal value) at the Exchange Rate (as defined in the Indenture).



Description of Warrants:  None

  Title of Warrants:  N/A
  Warrant Agent:  N/A

  Warrant exercise price, currency and date:  N/A

  Principal amount and currency of Warrant Securities issuable upon exercise of one Warrant: N/A

  Date after which Warrants may be exercised:  N/A

  Expiration date:  N/A

  Detachable date:  N/A

Description of Warrant Securities:  None

  Title:  Principal amount and currency:  N/A

  Purchase price and currency:  N/A

  Sinking fund provisions:  N/A

  Redemption provisions:  N/A

  Other provisions:  N/A



Description of Currency Warrants:  None

  Title of Currency Warrants:  N/A

  Number of Currency Warrants:  N/A

  Principal Amount of Each Currency Warrant:  N/A

  Currency:  N/A

  Price to Public of Currency Warrants:  N/A

   Underwriting Discount:  N/A

  Purchase Price of Currency Warrants:  N/A

  Currency Warrants Exercise Price and date:  N/A

  Expiration Date:  N/A

  Currency Warrant Agent:  N/A

Closing Date, Time and Location:          10:00 A.M., New York
                                          time, February 15, 1994;
                                          Cravath, Swaine & Moore
                                          825 Eighth Avenue
                                          New York, New York 10019



Delayed Delivery Arrangements:  None

     Fee:  N/A

     Minimum principal amount of each contract:  N/A

     Maximum aggregate principal amount of all contracts: N/A

Modification of items to be covered by the letter from Arthur Andersen & Co. delivered pursuant to Section 5(e) at the Execution Time: None

                                  SCHEDULE II


                                                              Principal Amount
                                                               of Securities
Underwriters                                                  to be Purchased
- ------------                                                  ----------------

Salomon Brothers Inc ............................              3,250,000

Merrill Lynch, Pierce, Fenner &
  Smith Incorporated ............................              3,250,000

                                                              ________________
        Total ...............................                  6,500,000

                                                              ________________
                                                              ________________

                                  SCHEDULE III

                           Delayed Delivery Contract


                                                                            , 19


[Insert name and address of lead Representative]


Dear Sirs:

       The undersigned hereby agrees to purchase from First Chicago Corporation
(the "Company"), and the Company agrees to sell to the undersigned, on         ,
19  , (the "Delivery Date"), $       principal amount of the Company's

          (the "Securities") offered by the Company's Prospectus dated
, 19  , and related Prospectus Supplement dated           , 19  , receipt of a
copy of which is hereby acknowledged, at a purchase price of

   % of the principal amount thereof, plus [accrued interest or amortization of
original issue discount], if any, thereon from           , 19  , to the date of
payment and delivery, and on the further terms and conditions set forth in this contract.

       Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon
the order of the Company in                          funds, at your office or at
such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

       The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

       This contract will inure to the benefit of and be binding upon the parties hereto and their respective succes-sors, but will not be assignable by either party hereto without the written consent of the other.

       It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

       This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                Very truly yours,



               ______________________________
                               (Name of Purchaser)

                By
               _________________________
                                       (Title)


               _________________________
                                       (Address)


Accepted:


FIRST CHICAGO CORPORATION

By
  ......................
  (Authorized Signature)

                                  SCHEDULE IV

                        Form of Kirkland & Ellis Opinion


                                   [To Come]